UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2012

Concho Resources Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33615	76-0818600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Concho Center 600 West Illinois Avenue Midland, Texas		79701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (432) 683-7443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 regarding the amendment and restatement of the Amended and Restated Bylaws (the “Bylaws”) of Concho Resources Inc. (the “Company”) is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2012, the Board of Directors of the Company approved an amendment and restatement to the Company’s Bylaws (as so amended and restated, the “Second Amended and Restated Bylaws”), effective immediately. The changes to the Second Amended and Restated Bylaws included (i) an amendment to the advance notice period required for the timely delivery of stockholder proposals, (ii) an amendment to the information required to be provided in such stockholder’s notice and (iii) a clarification and expansion of the enumeration of the Company’s authorized officers who are entitled to act on behalf of the Company with respect to securities of other entities owned by the Company.

Pursuant to the Second Amended and Restated Bylaws, to be timely, a stockholder’s notice must be delivered to the Secretary of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders. The Second Amended and Restated Bylaws require the stockholder’s notice to include, among other things, a description of any agreement, arrangement or understanding (including any derivative or similar positions) that has been entered into as of the date of the notice by, or on behalf of, such stockholder with respect to the Company’s securities. In addition, the Second Amended and Restated Bylaws expand the group of officers authorized to take action with respect to securities of other entities owned by the Company to include the Company’s general counsel and chief financial officer.

In accordance with the Second Amended and Restated Bylaws, notice of stockholder-proposed business or director nominations for the Company’s 2013 annual meeting of stockholders will be considered timely if delivered to the secretary of the Company no earlier than December 29, 2012 and no later than January 27, 2012.

The foregoing description of the Second Amended and Restated Bylaws is qualified in its entirety by reference to the complete text of the Second Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated Bylaws of Concho Resources Inc., as amended November 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

Date: November 8, 2012	By:	/s/ C. WILLIAM GIRAUD
	Name:	C. William Giraud
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated Bylaws of Concho Resources Inc., as amended November 7, 2012.